UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 15, 2021

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-36033	98-1226628
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104

(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share $0.00001 Par Value	TBPH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05.  Costs Associated with Exit or Disposal Activities.

On September 15, 2021, Theravance Biopharma, Inc. (the “Company”) announced a strategic update and corporate restructuring (the “Restructuring”) to focus on leveraging its expertise in developing and commercializing respiratory therapeutics in order to maximize shareholder value. As part of the Restructuring, the Company is reducing headcount by approximately 75% through a reduction in its workforce of regular and contingent workers. Most of the reduction in force will take place by November 2021, and the remainder will be completed in February 2021. As a result, the Company expects to realize estimated annualized operating expense savings of approximately $165 million in the year ending December 31, 2022 (excluding share-based compensation and any one-time costs related to strategic actions). The Company estimates that it will incur expenses of approximately $10.0 million to $12.0 million related to the Restructuring, substantially all of which will be cash expenditures and accelerated vesting of equity awards for severance and other costs relating to the restructuring through the first quarter of 2022. These estimates are subject to a number of assumptions, and actual results may differ. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the Restructuring. A copy of the press release announcing the Restructuring is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference into this Item.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 13, 2021, Braford J. Shafer, a “named executive officer” from 2021, notified the Company of his resignation as its Executive Vice President and General Counsel effective on September 30, 2021. The Company and Mr. Shafer anticipate entering into a consulting agreement to facilitate the transition of activities following Mr. Shafer’s departure.

In connection with the Restructuring, Vijay Sabesan, Senior Vice President, Technical Operations, a “named executive officer” from 2021, will leave the Company on November 30, 2021. Mr. Sabesan will be eligible to receive certain severance payments, acceleration of vesting awards and benefits pursuant to the terms of a severance package and agreements to be entered into with the Company on or around the date of his departure.

In addition, Robert V. Gunderson, Jr. notified the Company of his resignation as a Director of the Company effective September 11, 2021 and George M. Whitesides notified the Company of his resignation as a Director of the Company effective September 14, 2021. Neither resignation was a result of any disagreement with the Company, its board of directors or management.

Forward-Looking Statements

This report contains certain "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, expectations and future events. Theravance Biopharma intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Examples of such statements include statements relating to expectations regarding the timing of its restructuring, cost savings associated with the restructuring and the aggregate charges to be incurred in connection with this restructuring. Such forward-looking statements involve known and unknown risks, uncertainties, and other important factors that may cause. These statements are based on the current estimates and assumptions of the management of Theravance Biopharma as of the date of this report are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance Biopharma to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: the implementation of the Restructuring, such as claims arising out of the Restructuring and risks related to the difficulty of predicting the timing of the Restructuring, ability to retain key personnel, potential litigation and the effects of COVID-19 on our business operations and financial results. Other risks affecting Theravance Biopharma are in the Company's Form 10-Q filed with the SEC on August 5, 2021 and other periodic reports filed with the SEC. In addition to the risks described above and in Theravance Biopharma's filings with the SEC, other unknown or unpredictable factors also could affect Theravance Biopharma's results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance Biopharma assumes no obligation to update its forward-looking statements on account of new information, future events or otherwise, except as required by law

Item 8.01. Other Events.

On September 15, 2021, the Company issued a press release to announce top-line results from its Phase 3 efficacy study of ampreloxetine in patients with symptomatic neurogenic hypotension. A copy of the press release is included as Exhibit 99.2 to this Current Report. Also on September 15, 2021, the Company made a presentation regarding the ampreloxetine top-line results, a copy of which is included as Exhibit 99.3 to this Current Report. Also on September 15, 2021, the Company made a presentation regarding the Restructuring, a copy of which is included as Exhibit 99.4 to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated September 15, 2021 (Restructuring).
99.2	Press release dated September 15, 2021 (Ampreloxetine).
99.3	Investor presentation entitled Ampreloxetine Top-line Results from Phase 3 Study (0169) in Patients with Symptomatic Neurogenic Hypotension (nOH).
99.4	Investor presentation entitled A New, Focused Theravance Biopharma.
104	Cover Page Interactive Data File (cover page XBRL tags embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: September 15, 2021	By: /s/ Andrew A. Hindman
Andrew A. Hindman
Chief Financial Officer

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